Exhibit 10

                         Consent of Independent Auditor

     We hereby consent to the use in this Form 10-KSB, including any amendments thereto, of our report dated March 2, 2001 relating to the financial statements of SpectraFAX Corp. appearing in such Report.

/s/ Clancy and Co., P.L.L.C.
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Clancy and Co., P.L.L.C.
Phoenix, Arizona
April 17, 2001